UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2016

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 14, 2016, BlackRock, Inc. (the “Company”) reported results of operations for the three months ended March 31, 2016. A copy of the earnings release issued by the Company is attached as Exhibit 99.1. In addition, a copy of the Company’s Earnings Release Supplement for the quarter ended March 31, 2016 is being furnished as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Earnings release dated April 14, 2016 issued by the Company

99.2	First Quarter 2016 Earnings – Earnings Release Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc. (Registrant)

	By:	/s/ Gary Shedlin
Date: April 14, 2016		Gary S. Shedlin
Senior Managing Director and
Chief Financial Officer

EXHIBIT INDEX

99.1	Earnings release dated April 14, 2016 issued by the Company

99.2	First Quarter 2016 Earnings – Earnings Release Supplement